As filed with the Securities and Exchange Commission on January 20, 2000


                                                              File No: 333-91643


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No. 1


                              THE MONTGOMERY FUNDS
               (Exact Name of Registrant as Specified in Charter)


                                 (800) 572-3863
              (Registrant's Telephone Number, Including Area Code)


                              101 California Street
                         San Francisco, California 94111
                    (Address of Principal Executive Offices)


                                 Johanne Castro

                               Assistant Secretary

                              The Montgomery Funds
                              101 California Street
                             San Francisco, CA 94111
                     (Name and Address of Agent for Service)


                                    Copy to:

                               Julie Allecta, Esq.
                               David Hearth, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                         San Francisco, California 94104

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective. The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest, with par value $0.01 per share, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

CROSS REFERENCE SHEET

Form N-14 Part A, Item       Location in Prospectus/Proxy Statement

         1                     Front Cover; Cross Reference

         2                     Table of Contents

         3                     Introduction; Description of the Proposed Reorganization; Comparison
                               of the Funds; Risk Factors

         4                     Introduction, The Transaction, The Proposal, Description of the
                               Proposed Reorganization


         5, 6                  The Transaction, Comparison of the Funds; Risk Factors; Further
                               Information About the International Growth Fund and the International
                               Small Cap Fund


         7                     Shares and Voting; Vote Required

         8                     Not Applicable


         9                     Not Applicable


Form N-14 Part B, Item       Location in Statement of Additional Information

         10                    Cover Page

         11                    Table of Contents

         12                    Incorporation of Documents by Reference in Statement of Additional
                               Information

         13                    Not Applicable

         14                    Incorporation of Documents by Reference in Statement of Additional
                               Information

Form N-14 Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of Form N-14.

THE FOLLOWING ITEMS ARE HEREBY INCORPORATED BY REFERENCE:

From Post-Effective Amendment No. 69 of The Montgomery Funds, filed October 29, 1999 (SEC File No. 811-6011):

         Combined  Prospectus  for Montgomery  International  Small Cap Fund and
         Montgomery   International   Growth  Fund  (with  other  funds  of  The
         Montgomery Funds and another Registrant), dated October 31, 1999.

         Combined Statement of Additional Information for Montgomery International Small Cap Fund and Montgomery International Growth Fund (with other funds of The Montgomery Funds and another Registrant), dated October 31, 1999.

As previously sent to shareholders of the Montgomery International Small Cap Fund and the Montgomery International Growth Fund for the fiscal year ended June 30, 1999, as contained in the Annual Report for The Montgomery Funds dated as of and for the periods ended June 30, 1999.

                    -----------------------------------------

                                     PART A

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            FOR THE REORGANIZATION OF

                     MONTGOMERY INTERNATIONAL SMALL CAP FUND

                                      INTO


                      MONTGOMERY INTERNATIONAL GROWTH FUND


                    -----------------------------------------

                [Letterhead of Montgomery Asset Management, LLC]


                                January 29, 2000



Dear International Small Cap Fund Shareholder:

                  We are seeking your approval to reorganize the International Small Cap Fund into the International Growth Fund. As the manager of both Funds, we recommend that you approve the reorganization because we believe we can increase the managerial efficiencies of these two Funds if they are merged. We believe this will allow us to take better advantage of those exciting investment prospects that otherwise could be appropriate for both Funds.

                  The reorganization would not cause you to recognize any gains or losses on your shares in the International Small Cap Fund. We have agreed to pay all expenses of the reorganization so that shareholders will not bear those costs.

                  The Board of Trustees of The Montgomery Funds has approved the transaction and urges your approval.

                  Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy card promptly.

                                            Sincerely,

                                            MONTGOMERY ASSET MANAGEMENT, LLC




                                            Mark B. Geist, President

                              THE MONTGOMERY FUNDS
                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                     MONTGOMERY INTERNATIONAL SMALL CAP FUND

                          TO BE HELD FEBRUARY 29, 2000

To the Shareholders of the Montgomery International Small Cap Fund:

                  Your Fund will host a special meeting of shareholders at the offices of The Montgomery Funds, 101 California Street, 35th Floor, San Francisco, California 94111 on February 29, 2000, at 10:00 a.m., local time. At the meeting, we will ask you to vote on:

         1. A proposal to reorganize the International Small Cap Fund into another Montgomery Fund, the International Growth Fund.

         2.       Any other business that properly comes before the meeting.

                  Only shareholders of record at the close of business on December 31, 1999 (the Record Date), will be entitled to receive this notice and to vote at the meeting.


                                    By Order of the Board of Trustees

                                    Johanne Castro
                                    Assistant Secretary



                  Your vote is important regardless of how many
                      shares you owned on the record date.

                               -------------------

Please vote on the enclosed proxy form, date and sign it, and return it in the pre-addressed envelope provided. No postage is necessary if mailed in the United States. You also may vote by Internet at www.proxyvote.com (just follow the simple instructions one you have logged in) and by telephone (800) 690-6903. In order to avoid the additional expense and disruption of further solicitation, we request your cooperation in voting promptly.

                              THE MONTGOMERY FUNDS
                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                     Montgomery International Small Cap Fund

                                       and

                      Montgomery International Growth Fund


                     COMBINED PROXY STATEMENT AND PROSPECTUS
                     ---------------------------------------



                             Dated: January 20, 2000


What is this document and why did we send it to you?

         The Board of Trustees approved a plan to reorganize the Montgomery International Small Cap Fund (the "International Small Cap Fund") into the Montgomery International Growth Fund (the "International Growth Fund") (that transaction is referred to as the "Reorganization"). Shareholder approval is needed to proceed with the Reorganization. The shareholder meeting will be held on February 29, 2000 (the "Shareholder Meeting"). We are sending this document to you for your use in deciding whether to approve the Reorganization at the Shareholder Meeting.

         This document includes a Notice of Special Meeting of Shareholders, a Combined Proxy Statement and Prospectus and a form of Proxy.

         As a technical matter, the Reorganization will have three steps:

         o the transfer of the assets and liabilities of the International Small Cap Fund to the International Growth Fund in exchange for shares of the International Growth Fund (the "International Growth Fund Shares") of equivalent value to the net assets transferred,

         o the pro rata distribution of those International Growth Fund Shares to shareholders of record of the International Small Cap Fund as of the effective date of the Reorganization (the "Effective Date") in full redemption of those shareholders' shares in the International Small Cap Fund, and

         o the immediate liquidation and termination of the International Small Cap Fund.

         As a result of the Reorganization, each shareholder of the International Small Cap Fund would instead hold International Growth Fund Shares having the same total value as the shares of the International Small Cap Fund held immediately before the Reorganization. Lawyers for the International Small Cap Fund and the International Growth Fund will issue an opinion to the effect that, for federal income tax purposes, the Reorganization will be treated as a tax-free reorganization that will not cause the International Small Cap Fund's shareholders to recognize a gain or loss for federal income tax purposes. See
Section II.A.3 below.


         The International Growth Fund's investment objective is to seek long-term capital appreciation by investing in medium- and large-cap companies in developed stock markets outside the United States whose shares have a stock market value of more than $1 billion. The investment objective of the International Small Cap Fund is to seek long-term capital appreciation by investing in small-cap companies in developed stock markets outside the United States whose shares have a market value (market capitalization) profile consistent with the Salomon Smith Barney World Extended Market Index excluding the United States. (This index had a weighted average market cap of $2.3 billion and a median market cap of $404 million as of March 31, 1999.)


         This Combined Proxy Statement and Prospectus sets forth the basic information that you should know before voting on the proposal. You should read it and keep it for future reference.

What other important documents should I know about?

         The International Small Cap Fund and International Growth Fund (together, the "Funds") are series of The Montgomery Funds (the "Trust"), an open-end management investment company. The following documents are on file with the Securities and Exchange Commission (the "SEC") and are deemed to be legally part of this document:

         o Combined Prospectus for the International Growth Fund and the International Small Cap Fund (as well as other Montgomery Funds and another Registrant) dated October 31, 1999

         o Combined Statement of Additional Information relating to the International Small Cap Fund and the International Growth Fund (as well as other Montgomery Funds and another Registrant) also dated October 31, 1999

         o Statement of Additional Information relating to this Combined Proxy Statement and Prospectus

         Those documents are available without charge by writing to the Trust at 101 California Street, 35th Floor, San Francisco, California 94111, or by calling (800) 572-FUND [3863].

         The Annual Report to Shareholders of the International Small Cap Fund and the International Growth Fund for the fiscal year ended June 30, 1999, containing audited financial statements of the International Small Cap Fund and the International Growth Fund has been previously mailed to shareholders. If you do not have a copy, additional copies of that Annual Report are available without charge by writing or calling the Trust at its address and telephone number listed above. It is expected that this Combined Proxy Statement and Prospectus will be mailed to shareholders on or about January 29, 2000.

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus. It is a criminal offense to represent otherwise.

                                                 TABLE OF CONTENTS
I.    INTRODUCTION.............................................................6
   A.    THE TRANSACTION.......................................................6
   B.    SUMMARY OF THE PROPOSAL...............................................6
   C.    RISK FACTORS..........................................................7
   D.    COMPARISON OF EXPENSES................................................7
   E.    SHARES AND VOTING.....................................................9
II.   THE PROPOSAL............................................................13
   A.    DESCRIPTION OF THE PROPOSED REORGANIZATION...........................13
      1.    The Reorganization................................................13
      2.    Effect of the Reorganization......................................14
      3.    Federal Income Tax Consequences...................................14
      4.    Description of the International Growth Fund Shares...............15
      5.    Capitalization....................................................15
   B.    COMPARISON OF THE FUNDS..............................................17
      1.    Investment Objectives and Policies................................17
      2.    Investment Restrictions...........................................18
      3.    Comparative Performance Information...............................20
      4.    Advisory Fees and Other Expenses..................................22
      5.    Portfolio Managers................................................23
      6.    Distribution and Shareholder Services.............................23
      7.    Purchase Procedures...............................................23
      8.    Redemption and Exchange Procedures................................23
      9.    Income Dividends, Capital Gains Distributions and Taxes...........24
      10.   Portfolio Transactions and Brokerage Commissions..................25
      11.   Shareholders'Rights...............................................25
   C.    RISK FACTORS.........................................................25
   D.    RECOMMENDATION OF THE BOARD OF TRUSTEES..............................26
   E.    DISSENTERS'RIGHTS OF APPRAISAL.......................................26
   F.    FURTHER INFORMATION ABOUT THE ACQUIRED FUND
         AND THE ACQUIRING FUND...............................................27
   G.    VOTE REQUIRED........................................................27
   H.    FINANCIAL HIGHLIGHTS.................................................27
III.     MISCELLANEOUS ISSUES.................................................30
   A.    OTHER BUSINESS.......................................................30
   B.    NEXT MEETING OF SHAREHOLDERS.........................................30
   C.    LEGAL MATTERS........................................................30
   D.    EXPERTS..............................................................30

                                 I. INTRODUCTION

A.       GENERAL

         The Board of Trustees called this shareholder meeting to allow shareholders to consider and vote on the proposed Reorganization of the International Small Cap Fund. The Board of Trustees (including a majority of the independent trustees, meaning those trustees who are not "interested" persons under the Investment Company Act of 1940) voted on November 16, 1999, to approve the Reorganization subject to the approval of the International Small Cap Fund's shareholders.

         Montgomery Asset Management, LLC, serves as the manager of each Fund (the "Manager"). The Manager recommends that you approve the reorganization because it believes it can increase the managerial efficiencies of these two funds if they are merged. This is possible since each Fund invests in well-managed international companies that the Manager believes will be able to increase their sales and corporate earnings on a sustained basis. As described in more detail later, the International Growth Fund also has lower expenses and has enjoyed better performance.

         If the proposed Reorganization of the International Small Cap Fund into the International Growth Fund is approved and completed, the International Growth Fund's assets will increase, which may create certain economies of scale; and the International Small Cap Fund will become part of a fund with similar investment objectives and policies as well as larger assets which may permit it to operate more efficiently in accordance with its investment policies and objective.


         The International Small Cap Fund sells its Class R shares directly to the public at net asset value, without any sales load or Rule 12b-1 fee, and also offers Class P shares that are subject to a 0.25% Rule 12b-1 distribution fee. Likewise, the International Growth Fund currently offers Class R shares directly to the public at net asset value, without any sales load or Rule 12b-1 fee, and also offers Class P shares that are subject to a 0.25% Rule 12b-1 distribution fee. If the Reorganization is completed, all remaining holders of Class R and Class P shares of the International Small Cap Fund would receive respective Class R and Class P shares of the International Growth Fund.


B.       SUMMARY OF THE PROPOSAL

         At the Shareholder Meeting, the shareholders of the International Small Cap Fund will be asked to approve the proposed Reorganization of the
International Small Cap Fund into the International Growth Fund. The Reorganization will include the transfer of substantially all of the assets and liabilities of the International Small Cap Fund to the International Growth Fund. The International Small Cap Fund will then be terminated and liquidated.

         The investment objective of the International Small Cap Fund is to seek long-term capital appreciation by investing in small-cap companies in developed stock markets outside the United States whose shares have a total market value (market capitalization) profile consistent with the Salomon Smith Barney World Extended Market Index excluding the United States. (The index had a weighted average market cap of $2.3 billion and a median market cap of $404 million as of March 31, 1999.) The International Growth Fund's investment objective is to seek long-term capital appreciation by investing in medium- and large-cap companies in developed stock markets outside the United States whose shares have a stock market value of more than $1 billion.

         The Manager and the Board of Trustees believe that the proposed Reorganization is in the best interests of the International Small Cap Fund, the International Growth Fund and their shareholders, and that the interests of existing shareholders of the International Small Cap and International Growth Funds will not be diluted as a result of the proposed Reorganization. See
Section II.D. below.

         The Manager will pay the costs of the Reorganization, the Shareholder Meeting and solicitation of proxies, including the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, the Manager and the Board also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.


C.       RISK FACTORS

         Investments in the Funds are subject to substantially similar risks, with the exception that the International Growth Fund, under normal circumstances, is not exposed to the types of risks inherent with investments in small-cap companies since, unlike the International Small Cap Fund, it invests in medium- and large-cap companies. See Section II.C. below. The purchase and redemption arrangements of the Funds are identical. The International Growth Fund and the International Small Cap Fund have the same distribution and exchange arrangements, which are discussed in Section II.B. below.


D.       COMPARISON OF EXPENSES

         The following table shows the comparative fees and expenses you may pay if you buy and hold shares of these Funds. The Funds do not impose any front-end or deferred sales loads and they do not charge shareholders for exchanging shares or reinvesting dividends.

Fees and Expenses of the Funds

                                                     Montgomery       Montgomery       Montgomery
                                                   International    International    International
                                                     Small Cap         Growth            Growth
                                                        Fund            Fund              Fund
                                                      -------          -------           -------
                                                  (Class R Shares)    (Class R)        (Pro Forma)
                                                                       Shares
  Shareholder Fees (fees paid directly from
  your investment)
       Redemption Fee                                  0.00%            0.00%             0.00%
  Annual Fund Operating Expenses (expenses that
  are deducted from Fund assets)+
       Management Fee                                  1.25%            1.10%             1.10%
       Distribution/Service (12b-1) Fee                0.00%            0.00%             0.00%
       Other Expenses                                  1.31%            0.64%             0.64%
                                                      -------          -------           -------
  Total Annual Fund Operating Expenses                 2.56%            1.74%             1.74%
       Fee Reduction and/or Expense
       Reimbursement                                  (0.65%)          (0.08%)           (0.08%)
                                                      -------          -------           -------
  Net Expenses                                         1.91%            1.66%             1.66%
                                                      =======          =======           =======

                                                     Montgomery       Montgomery       Montgomery
                                                   International    International    International
                                                     Small Cap         Growth            Growth
                                                        Fund            Fund              Fund
                                                      -------          -------           -------
                                                  (Class P Shares)    (Class P)        (Pro Forma)
                                                                       Shares
  Shareholder Fees (fees paid directly from
  your investment)
       Redemption Fee                                  0.00%            0.00%             0.00%
  Annual Fund Operating Expenses (expenses that
  are deducted from Fund assets)+
       Management Fee                                  1.25%            1.10%             1.10%
       Distribution/Service (12b-1) Fee                0.25%            0.25%             0.25%
       Other Expenses                                  1.31%            0.64%             0.64%
                                                      -------          -------           -------
  Total Annual Fund Operating Expenses                 2.81%            1.99%             1.99%
       Fee Reduction and/or Expense
       Reimbursement                                  (0.65%)          (0.08%)           (0.08%)
                                                      -------          -------           -------
  Net Expenses                                         2.16%            1.91%             1.91%
                                                      =======          =======           =======

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit total annual operating expenses to 1.90% (excluding Rule 12b-1 fees, interest and tax expenses) for the International Small Cap Fund and 1.65% (excluding Rule 12b-1 fees, interest and tax expenses) for the International Growth Fund. The contractual limit immediately after the
Reorganization will be 1.65% (excluding Rule 12b-1 fees, interest and tax expenses). This contract has a rolling ten-year term. See Section II.B.4. for a discussion of fees reduced and expenses reimbursed that may be recouped by the Manager.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and the changes specified above. This example is for comparison purposes only. It does not necessarily represent the Funds' actual expenses or returns.


Fund                                                    1 Year        3 Years       5 Years       10 Years
-------------------------------------------------------------------------------------------------------------
International Small Cap Fund (Class R shares)             $193          $599        $1,029        $2,223
-------------------------------------------------------------------------------------------------------------
International Growth Fund (current Class R shares)        $168          $522        $  900        $1,958
-------------------------------------------------------------------------------------------------------------
International Growth Fund (pro forma Class R shares)      $168          $522        $  900        $1,958
=============================================================================================================
International Small Cap Fund (Class P shares)             $218          $674        $1,156        $2,481
-------------------------------------------------------------------------------------------------------------
International Growth Fund (current Class P shares)        $193          $599        $1,029        $2,223
-------------------------------------------------------------------------------------------------------------
International Growth Fund (pro forma Class P shares)      $193          $599        $1,029        $2,223
-------------------------------------------------------------------------------------------------------------


E.       SHARES AND VOTING

         The Trust is a Massachusetts business trust and is registered with the SEC as an open-end management investment company. The Trust currently has nineteen operating series, or funds, including the Funds. Each Fund has its own investment objective and policies and operates independently for purposes of investments, dividends, other distributions and redemptions. The International Small Cap Fund has three authorized classes of shares, each with its own fee and expense structure: Class R shares, Class P shares and Class L shares. At present, the International Small Cap Fund has issued only Class R and Class P shares. The International Growth Fund also has three authorized classes of shares, each with its own fee and expense structure: Class R shares, Class P shares and Class L shares. At present, the International Growth Fund has issued only Class R and Class P shares.

         The International Small Cap Fund's Class R and Class P shareholders will receive respective Class R and Class P shares of the International Growth Fund in exchange for their shares if the Reorganization is approved and completed. Information about Class L shares of the International Growth Fund is contained in the Funds' Combined Statement of Additional Information.

         Each whole or fractional share of the International Small Cap Fund is entitled to one vote or corresponding fraction at the Shareholder Meeting. At the close of business on December 31, 1999, the record date for the determination of shareholders entitled to vote at the Shareholder Meeting (the "Record Date"), there were 2,139,853 shares outstanding held by 803 record holders (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers).

         All shares represented by each properly signed proxy received before the meeting will be voted at the Shareholder Meeting. If a shareholder specifies how the proxy is to be voted on any business properly to come before the Shareholder Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted FOR approval of the Reorganization, as more fully described in this Combined Proxy Statement and Prospectus. A proxy may be revoked by a shareholder at any time before its use by written notice to the Trust, by submission of a later-dated proxy or by voting in person at the Shareholder Meeting. If any other matters come before the Shareholder Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

         The presence in person or by proxy of shareholders entitled to cast 40% of the votes entitled to be cast at the Shareholder Meeting will constitute a quorum. When a quorum is present, a majority of the shares voted shall decide the proposal. The Shareholder Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. The persons named in the proxy will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the date set for the original meeting (in which case the Board of Trustees will set a new record date), the Trust will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the meeting.

         Proxies may be voted by mail or electronically by internet or telephone. If voted electronically, the International Small Cap Fund or its agent will use reasonable procedures (such as requiring an identification number) to verify the authenticity of the vote cast. Each shareholder who casts an electronic vote also will be able to validate that his or her vote was received correctly.

         All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Reorganization will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions do not constitute a vote "for" and effectively result in a vote "against." Broker non-votes do not represent a vote "for" or "against" and are disregarded in determining whether the proposal has received enough votes.

         As of the  Record  Date,  the  International  Small Cap  Fund's and the
International   Growth  Fund's  shareholders  of  record  and  (to  the  Trust's knowledge)  beneficial  owners who owned more than five  percent of those Funds'
Class R and Class P shares are as follows:


                                                             Percentage of the         Percentage of the
                                                             Fund's Outstanding        Fund's Outstanding
                                                               Class R Shares            Class P Shares
-------------------------------------------------------------------------------------------------------------
International Small Cap Fund
----------------------------
Charles Schwab & Co., Inc.                                        713,216
101 Montgomery Street                                             (33.33%)
San Francisco, CA 94104-4122

National Financial Services Corp.                                 168,780
For the Exclusive Benefit of Our Customers                          (7.89%)


                                       10

 - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

Donaldson Lufkin & Jenrette                                       208,940
Securities Corporation                                            (9.77%)
Mutual Funds, 7th Floor
P.O. Box 2052
Jersey City, NJ 07303-2052

The Hillman Foundation, Inc.                                      152,052
Attn Harry Harrison                                               (7.11%)
2000 Grant Building
Pittsburgh, PA 15219

The Henry L. Hillman Foundation, Inc.                             152,052
Attn Harry Harrison                                               (7.11%)
2000 Grant Building
Pittsburgh, PA 15219

E*TRADE Securities, Inc.                                                                      202
A/C 4765-6009                                                                                (100%)
Steve King - MD
Four Embarcadero Place
2400 Geng Road
Palo Alto, CA 94101-3106

International Growth Fund
-------------------------
Charles Schwab & Co., Inc.                                       4,834,512
101 Montgomery Street                                             (44.40%)
San Francisco, CA 94104-4122

National Financial Services Corp.                                 824,632
For the Exclusive Benefit of Our Customers                        (7.57%)
- Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

Merrill Lynch, Pierce, Fenner & Smith, Inc.                                                 201,546
For the Sole Benefit of Its Clients                                                         (99.32%)
4800 Deer Lake Dr. E Bldg. One
Jacksonville, FL 32246-6484

         The officers and Trustees of the Trust, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of each Fund as of the Record Date.

                                II. THE PROPOSAL


A.       DESCRIPTION OF THE PROPOSED REORGANIZATION


         1. The Reorganization

         If the Reorganization is approved, on the Effective Date the International Growth Fund will acquire substantially all of the assets and liabilities of the International Small Cap Fund. At that time, the International Growth Fund will issue to the International Small Cap Fund the number of International Growth Fund Class R and Class P Shares determined by dividing the value of the net assets of the Class R and Class P Shares of the International Small Cap Fund so transferred by the net asset value of one International Growth Fund Class R Share and one International Growth Fund Class P Share, respectively. The net asset value of the International Growth Fund and the net asset value of the International Small Cap Fund will be calculated at the close of business on the date immediately preceding the Effective Date (the "Valuation Date") in accordance with the Funds' valuation procedures described in The Montgomery Funds Combined Prospectus dated October 31, 1999.

         At the same time as that asset transfer, the International Small Cap Fund will distribute the International Growth Fund Shares it receives pro rata to each remaining shareholder of the International Small Cap Fund based on the percentage of the outstanding shares of the International Small Cap Fund held of record by that shareholder on the Valuation Date. For example, on June 30, 1999, the value of the aggregate net assets of the International Small Cap Fund was approximately $38,057,000. The Class R International Small Cap Fund Shares were valued at $14.49 per share and the Class P shares at $14.42 per share. The net asset value of each International Growth Fund Class R Share was $18.97 and each Class P Share was $18.92 per share. Therefore, if the Effective Date had been June 30, 1999, the International Small Cap Fund would then have redeemed each of its then outstanding Class R shares in exchange for .764 Class R International Growth Fund Shares and each of its then outstanding Class P Shares in exchange for .762 Class P International Growth Fund Shares.

         This distribution of the International Growth Fund Class R and Class P Shares to the International Small Cap Fund's shareholders will be accomplished by the establishment of accounts on the International Growth Fund's share records in the names of those shareholders, representing the respective pro rata number of International Growth Fund Shares deliverable to them. Fractional shares will be carried to the third decimal place. Certificates evidencing the International Growth Fund Shares will not be issued to the International Small Cap Fund's shareholders.

         Immediately following the International Small Cap Fund's pro rata liquidating distribution of the International Growth Fund Shares to the International Small Cap Fund shareholders, the International Small Cap Fund will liquidate and terminate.

         Completion of the Reorganization is subject to approval by the shareholders of the International Small Cap Fund. The Reorganization may be abandoned at any time before the Effective Date by a majority of the Trust's Board of Trustees.

         The Manager will pay all costs and expenses of the Reorganization, including those associated with the Shareholder Meeting, the copying, printing and distribution of this Combined Proxy Statement and Prospectus, and the solicitation of proxies for the Shareholder Meeting.

         The above is a summary of the Reorganization. The summary is not a complete description of the terms of the Reorganization, which are fully set forth in the Agreement and Plan of Reorganization attached as Exhibit A to this document.

         2. Effect of the Reorganization

         If the Reorganization is approved by the International Small Cap Fund's shareholders and completed, shareholders of the International Small Cap Fund as of the Effective Date will become shareholders of the International Growth Fund. The total net asset value of the International Growth Fund Shares held by each Shareholder of the International Small Cap Fund immediately after completion of the Reorganization will be equivalent to the total net asset value of the International Small Cap Fund Shares held by that same shareholder immediately before completion of the Reorganization.

         On or before the Effective Date the International Small Cap Fund intends to distribute all of its then-remaining net investment income and realized capital gains.

         After the Reorganization, the investment adviser for the International Growth Fund will continue to be Montgomery Asset Management, LLC. Funds Distributor, Inc. will continue to be the International Growth Fund's Distributor. The International Growth Fund will continue to be managed in accordance with its existing investment objective and policies.

         3. Federal Income Tax Consequences


         As a condition to closing the Reorganization, the International Small Cap Fund and the International Growth Fund must receive a favorable opinion from Paul, Hastings, Janofsky & Walker LLP, counsel to the International Small Cap Fund and the International Growth Fund, substantially to the effect that, for federal income tax purposes: (a) the transfer by the International Small Cap Fund of substantially all of its assets and liabilities to the International Growth Fund solely in exchange for the International Growth Fund Shares, as described above, is a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) no gain or loss will be recognized by the International Small Cap Fund upon the transfer of substantially all of its assets to the International Growth Fund in exchange solely for the International Growth Fund Shares; (c) no gain or loss will be recognized by the International Growth Fund on receipt of the International Small Cap

Fund's assets in exchange for the International Growth Fund Shares; (d) the aggregate tax basis of the assets of the International Small Cap Fund in the hands of the International Growth Fund is, in each instance, the same as the basis of those assets in the hands of the International Small Cap Fund immediately before the transaction; (e) the holding period of the International Small Cap Fund's assets in the hands of the International Growth Fund includes the period during which the assets were held by the International Small Cap Fund; (f) no gain or loss is recognized to the shareholders of the International Small Cap Fund upon the receipt of the International Growth Fund Shares solely in exchange for the International Small Cap Fund's shares; (g) the basis of the International Growth Fund Shares received by the International Small Cap Fund shareholders is, in each instance, the same as the basis of the International Small Cap Fund shares surrendered in exchange therefor; and (h) the holding period of the International Growth Fund Shares received by the International Small Cap Fund shareholders includes the holding period during which shares of the International Small Cap Fund were held, provided that those shares were held as a capital asset in the hands of the International Small Cap Fund shareholders on the date of the exchange. The Trust does not intend to seek a private letter ruling from the Internal Revenue Service with respect to the tax effects of the Reorganization, and one is not required.

         4. Description of the International Growth Fund Shares

         Each International Growth Fund Share issued to International Small Cap Fund shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each International Growth Fund Share will represent an equal interest in the assets of the International Growth Fund. The International Growth Fund Shares will be sold and redeemed based upon the net asset value of the International Growth Fund next determined after receipt of the purchase or redemption request, as described in the International Growth Fund's Prospectus.

         5. Capitalization

         The capitalization of the Funds as of June 30, 1999, and their pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:


                                          International         International
                                             Growth               Small Cap              Pro Forma
                                              Fund                  Fund                 Combined
                                  -------------------------------------------------------------------
Aggregate net assets                     $229,638,984           $38,056,735           $267,695,719
Shares outstanding*
     Class R Shares                       $11,984,060            $2,626,071           $ 13,989,952
     Class P Shares                          $124,311                  $198           $    124,462
Net asset value per share:
     Class R Shares                            $18.97                $14.49                 $18.97
     Class P Shares                            $18.92                $14.42                 $18.92

*        Each Fund is authorized to issue an indefinite number of shares.

B.       COMPARISON OF THE FUNDS

         A brief comparison of the Funds is set forth below. See Section II.F. for more information.

         1. Investment Objectives and Policies

         The investment objective of the International Small Cap Fund is to seek long-term capital appreciation by investing in small-cap companies in developed stock markets outside the United States whose shares have a stock market value (market capitalization) profile consistent with the Salomon Smith Barney World Extended Market Index (the "Index") excluding the United States. (This Index had a weighted average market cap of $2.3 billion and a median market cap of $404 million on March 31, 1999.)

         The equity securities in which the International Small Cap Fund invests generally consist of common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. Under normal conditions, at least 65% of the value of the International Small Cap Fund's total assets will be invested in the stocks of companies outside the United States whose shares have a market capitalization profile consistent with the Index. The Fund typically invests most of its assets in the developed stock markets of western Europe and Asia, particularly the United Kingdom, France, Germany, Italy, Sweden and Japan. The Fund invests in at least three different countries outside the United States, with no more than 40% of its assets in any one country.

         In selecting investments for the International Small Cap Fund, the Manager generally seeks well-managed, small-cap companies that it believes will be able to increase sales and corporate earnings on a sustained basis. The Manager must consider the shares of these companies to be under- or reasonably valued relative to their long-term prospects and favors companies that it believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Manager and the Fund's analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.


         The International Growth Fund has identical investment objective and policies except that it invests in international companies whose shares have a stock market value of more than $1 billion. The International Growth Fund will be benchmarked against the MSCI Europe, Australasia, and Far East (EAFE) Index. (This Index had a weighted average market cap of $38.9 billion and a median market cap of $2.07 billion on March 31, 1999.)

         2. Investment Restrictions

         Both the International Growth Fund and the International Small Cap Fund have identical fundamental investment restrictions, which cannot be changed without the affirmative vote of a majority of each Fund's outstanding voting securities as defined in the Investment Company Act (unless otherwise noted). Neither the International Growth Fund nor the International Small Cap Fund may:

         (1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable.

         (2) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of up to 30% of its portfolio securities as described above and in the Combined Statement of Additional Information, (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

         (3) (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions, in an amount not exceeding 1/3 of the value of its total assets (including the proceeds of such borrowings, at the lower of cost or fair market value). Any such borrowings will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% of total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of this restriction.

                  (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

         (4) Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude each Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or from engaging in transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the Investment Company Act.)

         (5) Buy or sell real estate or commodities or commodity contracts; however the Fund, to the extent not otherwise prohibited in the Combined Prospectus or Combined Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Combined Statement of Additional Information.

         (6) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in the Combined Prospectus or Combined Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

         (7) Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by the Fund. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act, and changes in relevant SEC interpretations).

         (8) Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act.)

         (9) Invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.) For purposes of this restriction, the Fund generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications.

         (10) Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

         (11) Except as described in the Combined Prospectus and the Combined Statement of Additional Information, acquire or dispose of put, call, straddle or spread options unless:

                  (a) such options are written by other persons or are put options written with respect to securities representing 25% or less of the Fund's total assets, and

                  (b) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund's total assets.

                  (This is an operating policy which may be changed without shareholder approval.)

         (12) Except as described in the Combined Prospectus and the Combined Statement of Additional Information, engage in short sales of securities. (This is an operating policy which may be changed without shareholder approval, consistent with applicable regulations.)

         (13) Purchase more than 10% of the outstanding voting securities of any one issuer. (This is an operating policy which may be changed without shareholder approval.)

         (14) Invest in commodities, except for futures contracts or options on futures contracts if the investments are (a) for bona fide hedging purposes within the meaning of CFTC regulations or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

         To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board and notice to shareholders.

         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

         3. Comparative Performance Information

         The chart below shows the risks of investing in each Fund and how each Fund's total return has varied from year-to-year. The table compares each Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

          [Grpahic Omitted]                           [Grpahic Omitted]

1999 Return Through 12/31/99:  7.33%%      1999 Return Through 12/31/99:  26.25%

*During the six-year period described above in the bar chart, the International Small Cap Fund's best quarter was Q1 1998 (+19.64%) and its worst quarter was Q3 1998 (-16.45%).

**During  the  four-year   period   described  above  in  the  bar  chart,   the
International Growth Fund's best quarter was Q4 1998 (+23.03%) and its worst quarter was Q3 1998 (-17.17%).

          [Grpahic Omitted]                           [Grpahic Omitted]

1999 Return Through 12/31/99:  6.84%       1999 Return Through 12/31/99:  26.02%

*During the two-year period described above in the bar chart, the International Small Cap Fund's best quarter was Q1 1998 (+19.64%) and its worst quarter was Q3 1998 (-16.52%).

**During  the  three-year   period   described  above  in  the  bar  chart,  the
International Growth Fund's best quarter was Q4 1998 (+23.14%) and its worst quarter was Q3 1998 (-17.24%).

Average Annual Returns through 12/31/99
                                                                                  Inception     Inception
                                                      1 Year        5 Years       (9/30/93)      (6/9/97)
-------------------------------------------------------------------------------------------------------------
International Small Cap Fund- Class R                  7.33%         8.63%          6.55%          N/A
-------------------------------------------------------------------------------------------------------------
International Small Cap Fund - Class P                 6.84%          N/A            N/A         -1.66%
-------------------------------------------------------------------------------------------------------------
Salomon Smith Barney World Extended
(ex-U.S.) Market Index++                             (12.15)%       (4.46)%        (3.68)%      (-0.79%+)
-------------------------------------------------------------------------------------------------------------

+  Calculated from 5/31/97
++ This index comprises the small-capitalization equities of each country in the Salomon Smith Barney Broad Market Index. The index contains approximately 3,000 issues in more than 20 countries, is calculated gross of withholding taxes and is capitalization weighted.

                                                                                 Inception     Inception
                                                      1 Year        5 Years       (7/3/95)      (3/11/96)
-------------------------------------------------------------------------------------------------------------
International Growth Fund - Class R                   26.25%          N/A          21.62%          N/A
-------------------------------------------------------------------------------------------------------------
International Growth Fund - Class P                   26.02%          N/A            N/A          (20.14)%
-------------------------------------------------------------------------------------------------------------
MSCI EAFE Index**                                     16.99%          N/A         (10.18%+)        (9.27%+)
-------------------------------------------------------------------------------------------------------------

+  Calculated from 2/28/96
++ Calculated from 6/30/95
** This is a capitalization-weighted index and is composed of 21 developed market countries in Europe, Australasia, and the Far East. The returns are presented net of dividend withholding taxes.

         4. Advisory Fees and Other Expenses

         The Manager serves as investment adviser to both Funds pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds dated July 31, 1997. The contractual management fee rate for the International Growth Fund is lower than the effective rate for the International Small Cap Fund. The International Growth Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) calculated at an annualized rate of 1.10% of the first $500 million of the average daily net assets, plus 1.00% for average daily net assets of the next $500 million, plus 0.90% of net assets over $1 billion. The International Small Cap Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) calculated at an annualized rate of 1.25% for the first $250 million of the average daily net assets plus 1.00% of net assets over $250 million.

         The total annual expense limitation of the International Growth Fund (1.65%) is lower than that of the International Small Cap Fund (1.90%). The Manager agreed to those expense limitations (excluding interest and taxes) under a contract with a rolling ten-year term. A Fund is required to reimburse the Manager for any reductions in the Manager's fee or its payment of expenses only during the three years following that reduction and only if such reimbursement can be achieved within the foregoing expense limits. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year. As part of the Reorganization, the Manager will retain the annual expense limitation on the International Growth Fund to 1.65%. This means that shareholders of the International Small Cap Fund would not face increased expenses as a result of the Reorganization.

         For the fiscal year ended June 30, 1999, the Manager received management fees of approximately $2,215,164 from the International Growth Fund. Of these fees, the Manager reduced its fee or reimbursed expenses of the International Growth Fund equal to approximately $160,139. The Manager accrued management fees of approximately $855,638 from the International Small Cap Fund. Of these fees, the Manager reduced its fee or reimbursed expenses of the International Small Cap Fund equal to approximately $299,803. The Manager may seek reimbursement for that amount instead from the International Growth Fund after the Reorganization occurs, provided that reimbursement is effected within three years after the original reduction and the reimbursement can be achieved within the applicable expense limit. The Manager acknowledges that there may be a greater potential for it to be reimbursed for the deferred management fee and absorbed expenses after the Reorganization occurs. The Trustees considered this matter prior to approving the Reorganization and concluded that the benefits to the existing shareholders of the International Small Cap Fund and the International Growth Fund as a result of the Reorganization, such as a lower annual expense limitation, outweigh the potential financial benefit to the Manager. See Section II.D. below.

         5. Portfolio Managers

         The investment manager of the both Funds is Montgomery Asset Management, LLC. Founded in 1990, the Manager is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of December 31, 1999, the Manager managed approximately $4 billion on behalf of some 200,000 investors in The Montgomery Funds.

JOHN BOICH, CFA, senior portfolio manager for the International Small Cap Fund (since 1993) and the International Growth Fund (since 1995). Mr. Boich joined Montgomery in 1993 as a senior portfolio manager and managing director. From 1991 to 1993, he was vice president and portfolio manager at The Boston Company Institutional Investors, Inc. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership.

OSCAR CASTRO, CFA, senior portfolio manager for the International Growth Fund (since 1995). Mr. Castro joined Montgomery in 1993 as a senior portfolio manager and managing director. From 1991 to 1993, he was a vice president and portfolio manager at G.T. Capital Management, Inc. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership.

         6. Distribution and Shareholder Services

         Funds Distributor, Inc. (the "Distributor"), 101 California Street, San Francisco, California 94104, serves as the Funds' Distributor and principal
underwriter  in  a  continuous  public  offering  of  the  Funds'  shares.   The
Distributor does not impose any sales charge on purchases of Class R shares. Class P shares have adopted a Share Marketing Plan (the "Plan") under Rule 12b-1.

         Neither Fund currently offers Class L shares.

         The Class R shares of the International Growth Fund to be issued in the Reorganization will not be subject to any sales charge. No sales charge is imposed by either Fund on reinvestment of dividends or capital gains distributions.


         7. Purchase Procedures

         The Funds generally require a minimum initial investment of $1,000, and subsequent investments of $100 or more. Both Funds have automatic investment plans under which selected amounts are electronically withdrawn from shareholders' accounts with banks and are applied to purchase shares of the Funds.


         8. Redemption and Exchange Procedures

         Shareholders of each Fund may redeem their shares at the net asset value next determined after receipt of a written redemption request or a telephone redemption order without the imposition of any fee or other charge.

         Each Fund may involuntarily redeem a shareholder's shares if the combined aggregate net asset value of the shares in a shareholder's account is less than $1,000 due to redemptions or if purchases through a systematic investment plan fails to meet that Fund's investment minimum within a twelve-month period. If the shareholder's account balance is not brought up to the minimum or the shareholder does not send the Fund other instructions, the Fund will redeem the shares and send the shareholder the proceeds.


         Montgomery shareholders may exchange Class R and Class P shares in one Fund for respective Class R and Class P shares in another Fund with the same shareholder account registration, taxpayer identification number and address without the imposition of any sales charges or exchange fees. There is a $100 minimum to exchange into a Fund the shareholder currently owns and a $1,000 minimum for investing in a new Fund. An exchange may result in a realized gain or loss for tax purposes. However, because excessive exchanges can harm a Fund's performance, the Trust reserves the right to terminate, either temporarily or permanently, exchange privileges of any shareholder who makes more than four exchanges out of any one Fund during a twelve-month period and to refuse an exchange into a Fund from which a shareholder has redeemed shares within the previous 90 days (accounts under common ownership or control and accounts with the same taxpayer identification number will be counted together). Shares can be exchanged by telephone at (800) 572-FUND[3863] or through the online shareholder service center at www.montgomeryfunds.com.


         Other restrictions may apply. Refer to the Combined Prospectus and the Combined Statement of Additional Information for other exchange policies.

         9. Income Dividends, Capital Gains Distributions and Taxes

         Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year, if any. Both Funds currently intend to make one or, if necessary to avoid the imposition of tax on a Fund, more distributions during each calendar year. A distribution may be made between November 1 and December 31 of each year with respect to any undistributed capital gains earned during the one-year period ended October 31 of each calendar year. Another distribution of any undistributed capital gains may also be made following the Funds' fiscal year end (June 30 for both Funds).

         Each Fund has elected and qualified as a separate "regulated investment company" under Subchapter M of the Code for federal income tax purposes and meets all other requirements that are necessary for it (but not its shareholders) to pay no federal taxes on income and capital gains paid to shareholders in the form of dividends. In order to accomplish this goal, each Fund must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

         10. Portfolio Transactions and Brokerage Commissions

         The Manager is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of commission rates. In placing orders for each Fund's portfolio transactions, the Manager's primary consideration is to obtain the most favorable price and execution available although the Manager also may consider a securities broker-dealer's sale of Fund shares, or research and brokerage services provided by the securities broker-dealer, as factors in considering through whom portfolio transactions will be effected. Each Fund may pay to those securities broker-dealers who provide brokerage and research service to the Manager a higher commission than that charged by other securities broker-dealers if the Manager determines in good faith that the amount of the commission is reasonable in relation to the value of those services in terms either of the particular transaction, or in terms of the overall responsibility of the Manager and to any other accounts over which the Manager exercises investment discretion.

         11. Shareholders' Rights

         The Trust is a Massachusetts business trust. Because each Fund is a series of the Trust, its operations are governed by the Trust's Declaration of Trust and By-laws and applicable Massachusetts law.

         The Funds normally will not hold meetings of shareholders except as required under the Investment Company Act and Massachusetts law. However, shareholders holding 10% or more of the outstanding shares of a Fund may call meetings for the purpose of voting on the removal of one or more of the Trustees.

         Shareholders of each Fund have no preemptive, conversion or subscription rights. The shares of each Fund have non-cumulative voting rights, with each shareholder of each Fund entitled to one vote for each full share of that Fund (and a fractional vote for each fractional share) held in the shareholder's name on the books of that Fund as of the record date for the action in question. On any matter submitted to a vote of shareholders, shares of each Fund will be voted by that Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of that Fund's investment management arrangements. The shares of all the Funds will be voted in the aggregate on other matters, such as the election of trustees and ratification of the Board of Trustees' selection of the Funds' independent accountants.

C.       RISK FACTORS

         The International Growth Fund emphasizes medium- and large-cap companies whose shares have a greater stock market value than the companies emphasized by the International Small Cap Fund. Therefore, the International Growth Fund tends to provide greater stability than the International Small Cap Fund. However, in addition to the risks generally associated with investing in stocks, by investing primarily in foreign stocks, both Funds may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Funds invest are denominated in foreign currencies, whose values may decline against the United States dollar. See the Combined Prospectus and Statement of Additional Information for more information on the risks of the International Growth Fund.

         The International Small Cap Fund's portfolio is subject to the general risks and considerations associated with equity investing. Its focus on small-cap stocks may expose shareholders to additional risks. Smaller companies typically have more limited-product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.


D.       RECOMMENDATION OF THE BOARD OF TRUSTEES

         The Board of Trustees of the Trust (including a majority of the noninterested Trustees), after due consideration, has unanimously determined that the Reorganization is in the best interests of the shareholders of the International Small Cap Fund and the International Growth Fund and that the interests of the existing shareholders of the International Small Cap and International Growth Funds would not be diluted thereby.

         Specifically, the Board of Trustees noted the annual expense limitation for the International Growth Fund is lower than that of the International Small Cap Fund. Additionally, the Board of Trustees noted the efficiencies that could occur if the Funds' assets were combined including, but not limited to: (i) the elimination of duplicate Fund expenses and (ii) reduction of portfolio transaction costs since the Manager would be able to trade in larger quantities due to the larger net asset base. The Board of Trustees also noted the expected absence of adverse effects on the International Growth Fund by adding the International Small Cap Fund's assets to it.

                  The board of trustees unanimously recommends
            that shareholders vote for the adoption of the proposal.


E.       DISSENTERS' RIGHTS OF APPRAISAL

         Shareholders of the International Small Cap Fund who object to the proposed Reorganization will not be entitled to any "dissenters' rights" under Massachusetts law. However, those shareholders have the right at any time up to when the Reorganization occurs to redeem shares of the International Small Cap Fund at net asset value or to exchange their shares for shares of the other Funds offered by the Trust (including the International Growth Fund) without charge. After the Reorganization, shareholders of the International Small Cap Fund will hold shares of the International Growth Fund, which may also be redeemed at net asset value in accordance with the procedures described in the International Growth Fund's Prospectus dated October 31, 1999, subject to applicable redemption procedures.

F.       FURTHER INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

         Further information about the International Small Cap Fund and the International Growth Fund is contained in the following documents:

         o   Combined Prospectus dated October 31, 1999.

         o Combined Statement of Additional Information also dated October 31, 1999.

         o Documents that relate to the Funds are available, without charge, by writing to The Montgomery Funds at 101 California Street, San Francisco, California 94111 or by calling (800) 572-FUND [3863]. A copy of the Combined Prospectus also accompanies this Combined Proxy Statement and Prospectus.


         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act, and it files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of these materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, of the SEC, Washington, D.C. 20549, or by e-mailing the SEC at publicinfo@sec.gov.


G.       VOTE REQUIRED

         Approval of the proposed Reorganization requires the affirmative vote of the holders of a majority of the shares of the International Small Cap Fund present or voting by proxy at the Shareholder Meeting. If the shareholders of the International Small Cap Fund do not approve the proposed Reorganization, or if the Reorganization is not consummated for any other reason, then the Board of Trustees will take any further action as it deems to be in the best interest of the International Small Cap Fund and its shareholders, including liquidation, subject to approval by the shareholders of the International Small Cap Fund if required by applicable law.

H.       FINANCIAL HIGHLIGHTS

         The following  selected  per-share data and ratios for the period ended
June 30, 1999 and 1998, were audited by PricewaterhouseCoopers LLP. Their August
18, 1999 and August 14, 1998, reports appear in the 1999 and 1998 Annual Reports of the Funds. Information for the periods ended June 30, 1995 through June 30, 1997, was audited by other independent accountants. Their report is not included here.


                                       27


                                                   International Growth Fund                 International Small Cap Fund
                                                       (Class R Shares)                            (Class R Shares)
SELECTED PER-SHARE DATA FOR THE YEAR OR
PERIOD ENDED JUNE 30:                         1999     1998##    1997##    1996(a)     1999##   1998##     1997     1996      1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value-beginning of year          $  18.67   $ 16.24   $ 15.31   $ 12.00     $ 15.14  $ 17.16   $ 14.86  $ 11.75  $ 12.02

  Net investment income/(loss)                 0.09      0.04      0.08      0.02        0.01    (0.01)    (0.05)    0.03     0.12

  Net realized and unrealized gain/(loss)
  on investments                               0.31      3.48      2.53      3.29       (0.65)    0.31      2.35     3.10    (0.39)

  Net increase/(decrease) in net assets
  resulting from investment operations         0.40      3.52      2.61      3.31       (0.64)    0.30      2.30     3.13    (0.27)

  Distributions:
    Dividends from net investment income        --                  --        --          --       --        --     (0.02)   (0.00)#
    Distributions in excess of net
    investment income                           --      (0.00)#     --        --        (0.01)   (0.13)      --       --       --
    Distributions from net realized capital
    gains                                     (0.10)    (1.07)    (1.68)      --          --     (2.19)      --       --       --
    Distributions in excess of net
    realized capital gains                      --        --        --        --          --                 --       --       --

  Total distributions                         (0.10)    (1.09)    (1.68)      --        (0.01)   (2.32)      --     (0.02)   (0.00)#


Net asset value-end of year                $  18.97   $ 18.67   $ 16.24   $ 15.31     $ 14.49  $ 15.14   $ 17.16  $ 14.86  $ 11.75
===================================================================================================================================
  Total return**                               2.34%    23.27%    19.20%    27.58%      (3.82)%   4.46%    15.48%   26.68%   (2.23)%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)        $227,287   $64,820   $33,912   $18,303     $38,057  $50,491   $53,602  $41,640  $28,516

  Ratio of net investment income/(loss) to
  average net assets                           0.41%     0.22%     0.57%     0.26%+      0.07%   (0.03)%   (0.34)%   0.20%    0.95%

  Net investment income/(loss) before
  deferral of fees by Manager              $   0.09   $ (0.04)  $ (0.02)  $ (0.07)    $  0.01  $ (0.10)  $ (0.14) $ (0.08) $  0.05

  Portfolio turnover rate                       150%      127%       95%      239%        117%     111%       85%     177%     156%

  Expense ratio before deferral of fees by
  Manager, including interest and tax
  expense                                      1.74%     2.13%     2.37%     2.91%+      2.56%    2.53%     2.60%    2.76%    2.50%

  Expense ratio including interest and tax
  expense                                      1.66%     1.66%      --        --         1.91%    1.92%      --      1.96%    1.91%

  Expense ratio excluding interest and tax
  expense                                      1.65%     1.65%     1.66%     1.65%+      1.90%    1.90%     1.90%    1.90%    1.90%
-----------------------------------------------------------------------------------------------------------------------------------

(a) The International  Growth Fund's Class R shares commenced operations on July 3, 1995.
**  Total  return  represents  aggregate  total  return for the periods indicated.
+   Annualized.
#   Amount represents less than $0.01 per share.
##  Per-share numbers have been calculated using the average share method,  which more  appropriately  represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.


                                                            International Growth Fund             International Small Cap Fund
                                                                 (Class P Shares)                       (Class P Shares)
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD
ENDED JUNE 30:                                          1999     1998##     1997##    1996 (a)    1999##      1998##    1997 (b)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value--beginning of year                     $18.64    $16.22     $15.31     $13.66     $15.13      $17.16    $16.96

  Net investment income/(loss)                           0.12     (0.01)      0.05       0.00#     (0.02) ++   (0.05)     0.00#

  Net realized and unrealized gain/(loss) on
  investments                                            0.26      3.50       2.54       1.65      (0.69)       0.30      0.20

  Net increase/(decrease) in net assets resulting
  from investment operations                             0.38      3.49       2.59       1.65      (0.71)       0.25      0.20

  Distributions:
    Dividends from net investment income                  --        --         --         --         --          --        --
    Distributions in excess of net investment
    income                                                --       0.00#       --         --         --        (0.09)      --
    Distributions from net realized capital gains       (0.10)    (1.07)     (1.68)       --         --        (2.19)      --
    Distributions in excess of net realized
    capital gains                                         --        --         --         --         --          --        --

  Total distributions                                   (0.10)    (1.07)     (1.68)       --         --        (2.28)      --


Net asset value--end of year                           $18.92    $18.64     $16.22     $15.31     $14.42      $15.13    $17.16
=================================================================================================================================
  Total return**                                         2.18%    23.03%     19.13%     12.08%     (4.03)%      4.13%     1.18%


Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)                    $2,352        $5         $5         $1         $3          $5       $15

  Ratio of net investment income/(loss) to
  average net assets                                     0.16%    (0.03)%     0.32%      0.01%+    (0.18)%     (0.28)%   (0.59)%

  Net investment income/(loss) before deferral of
  fees by Manager                                      $ 0.12    $(0.08)    $(0.06)    $(0.05) +  $(0.03)     $(0.16)   $(0.01)

  Portfolio turnover rate                                 150%       127%       95%       239%       117%        111%       85%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expense            1.99%     2.38%      2.62%      3.16%+     2.81%       2.78%     2.85%+

  Expense ratio including interest and tax expense       1.91%     1.91%       --         --        2.16%       2.17%      --

  Expense ratio excluding interest and tax expense       1.90%     1.90%      1.91%      1.90%+     2.15%       2.15%     2.15%+
---------------------------------------------------------------------------------------------------------------------------------

(a) The International  Growth Fund's Class P shares commenced  operations on March 11, 1996. (b) The International  Small Cap Fund's
    Class P shares commenced operations on June 9, 1997.
**  Total return represents aggregate total for the periods indicated.
+   Annualized.
++  The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
#   Amount represents
    less than $0.01 per share.
##  Per-share numbers have been calculated using the average share method,  which more  appropriately  represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                            III. MISCELLANEOUS ISSUES

A.       OTHER BUSINESS


         The Board of Trustees of the Trust knows of no other business to be brought before the Shareholder Meeting. If any other matters come before the Shareholder Meeting, it is the Board's intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.


B.       NEXT MEETING OF SHAREHOLDERS

         The Trust is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company
Act. If the Reorganization is not completed, the next meeting of the shareholders of the International Small Cap Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.       LEGAL MATTERS

         Certain legal matters as to the tax-free character of the Reorganization and the valid issuance of the International Growth Fund shares have been or will be passed upon for the Trust by Paul, Hastings, Janofsky & Walker LLP.

D.       EXPERTS

         The financial statements of the Montgomery International Small Cap Fund for the year ended June 30, 1999, contained in the Trust's 1999 Annual Report to Shareholders, and the financial statements of the Montgomery International Growth Fund for the year ended June 30, 1999, contained in the Trust's 1999 Annual Report to Shareholders, have been audited by PricewaterhouseCoopers LLP, independent auditors, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

         Please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. You also may vote by Internet
                (www.proxyvote.com) and telephone (800.609.6903).

                                      PROXY
                     FOR SPECIAL MEETING OF SHAREHOLDERS OF
                     MONTGOMERY INTERNATIONAL SMALL CAP FUND
                              ON FEBRUARY 29, 2000


         The undersigned hereby appoints Johanne Castro and Dulce Daclison, and each of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Montgomery
International Small Cap Fund (the "International Small Cap Fund") of The Montgomery Funds (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the International Small Cap Fund to be held on February 29, 2000 and at any adjournment thereof.

               o Proposal to approve or disapprove a reorganization of the International Small Cap Fund providing for (i) the transfer of substantially all of the assets and liabilities of the International Small Cap Fund to the Montgomery International Growth Fund (the "International Growth Fund"), a separate series of the Trust, in exchange for shares of the International Growth Fund (the "International Growth Fund Shares") of equivalent value, (ii) the pro rata distribution of those International Growth Fund Shares to the shareholders of the International Small Cap Fund in full redemption of those shareholders' shares in the International Small Cap Fund, and (iii) the immediate liquidation and termination of the International Small Cap Fund, all as described in the accompanying Combined Proxy Statement and Prospectus.


                [ ] FOR           [ ] AGAINST               [ ] ABSTAIN


And, in their discretion, to transact any other business that may lawfully come before the meeting or any adjournment(s) thereof.

         This proxy is solicited on behalf of the board of trustees and will be voted as you direct on this form. If no direction is given, this proxy will be voted FOR the proposal.


                                                Dated: ___________________, 2000




                                              __________________________________
                                                        Signature of Shareholder



                                              __________________________________
                                                        Signature of Shareholder




When shares are registered jointly in the names of two or more persons, ALL must sign. Signature(s) must correspond exactly with the name(s) shown. Please sign, date and return promptly in the enclosed envelope.

                      AGREEMENT AND PLAN OF REORGANIZATION



         THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of this 31st day of December, 1999, by The Montgomery Funds, a Massachusetts business trust, for itself and on behalf of the Montgomery International Growth Fund (the "Acquiring Fund"), a series of The Montgomery Funds ("TMF"), and on behalf of the International Small Cap Fund (the "Acquired Fund"), also a series of TMF.


         In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of the Acquired Fund be transferred to the Acquiring Fund, and that the Acquiring Fund assume the Stated Liabilities (as defined in paragraph 1.3) of the Acquired Fund, in exchange for Class R and Class P shares of the Acquiring Fund (collectively, "Acquiring Fund Shares"), and that these Acquiring Fund Shares be distributed immediately after the Closing, as defined in this Agreement, by the Acquired Fund to its shareholders in liquidation of the Acquired Fund. This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:


1.       REORGANIZATION OF ACQUIRED FUND

         1.1 Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2 (the "Fund Assets") to the Acquiring Fund and the Acquiring Fund shall assume the Acquired Fund's Stated Liabilities. The Acquiring Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), deliver to the Acquired Fund full and fractional Acquiring Fund Shares, the number of which shall be determined by (i) dividing (a) the net asset value of the Acquired Fund Assets attributable to the Class R shares of the Acquired Fund ("Acquired Class R Shares"), net of the Acquired Fund's Stated Liabilities attributable to the Acquired Class R Shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one Class R share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2., and by (ii) dividing the net asset value of the Acquired Fund Assets attributable to the Class P shares of the Acquired Fund ("Acquired Class P Shares"), net of the Acquired Fund's Stated Liabilities attributable to the Acquired Class P Shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one Class P share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2. Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the "Closing"). Immediately following the Closing, the Acquired Fund shall distribute the Acquiring Fund Shares to the respective Class R and Class P shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in paragraph 1.4 hereof. Such transactions are hereinafter sometimes collectively referred to as the "Reorganization."

         1.2 (a) With respect to the Acquired Fund, the Fund Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund's books on the Closing Date.

                  (b) Before the Closing Date, the Acquired Fund will provide the Acquiring Fund with a schedule of its assets and its known liabilities, and the Acquiring Fund will provide the Acquired Fund with a copy of the current investment objective and policies applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Acquired Fund's Fund Assets before the Closing Date but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies. Before the Closing Date, the Acquiring Fund will advise the Acquired Fund of any investments of the Acquired Fund shown on such schedule which the Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. If the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold under its stated
                  investment  objective  or  policies,  the  Acquired  Fund,  if requested by the Acquiring Fund, will dispose of those securities prior to the Closing Date to the extent practicable. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all liabilities and obligations reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by the administrator of TMF as of the Applicable Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period ("Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities of the Acquired Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued.

         1.4 Immediately following the Closing, the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 pro rata to its Class R and Class P shareholders of record determined as of the close of business on the

Closing Date ("Acquired Fund Investors") in complete liquidation of the Acquired Fund. That distribution will be accomplished by an instruction, signed by an appropriate officer of TMF, to transfer the Acquiring Fund Shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of record of the Acquired Fund Investors and representing the respective pro rata number of Class R and Class P shares of the Acquiring Fund due such Acquired Fund Investor based on the respective net asset values per share of the Class R and Class P shares of the Acquired Fund. All issued and outstanding shares of the Acquired Fund will be cancelled simultaneously therewith on the Acquired Fund's books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of Acquiring Fund Shares after the Closing as determined in accordance with paragraph 1.l.

         1.5 If any request shall be made for a change of the registration of shares of the Acquiring Fund to another person from the account of the stockholder in which name the shares are registered in the records of the Acquired Fund, it shall be a condition of such registration of shares that there be furnished to the Acquiring Fund an instrument of transfer properly endorsed, accompanied by appropriate signature guarantees and otherwise in proper form for transfer and that the person requesting such registration shall pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or is not applicable.

         1.6 Following the transfer of assets by the Acquired Fund to the Acquiring Fund, the assumption of the Acquired Fund's Stated Liabilities by the Acquiring Fund, and the distribution by the Acquired Fund of the Acquiring Fund Shares received by it pursuant to paragraph 1.4, TMF shall terminate the qualification, classification and registration of the Acquired Fund with all appropriate federal and state agencies. Any reporting or other responsibility of TMF is and shall remain the responsibility of TMF up to and including the date on which the Acquired Fund is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.8.


2.       VALUATION

         2.1 The value of the Acquired Fund's Fund Assets shall be the value of those assets computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the "Applicable Valuation Date").

         2.2 The net asset value of each share of the Acquiring Fund shall be the net asset value per share computed on the Applicable Valuation Date, using the market valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information.

         2.3 All computations of value contemplated by this Article 2 shall be made by the Acquiring Fund's administrator in accordance with its regular practice as pricing agent. The Acquiring Fund shall cause its administrator to deliver a copy of its valuation report to TMF and to the Acquired Fund at the Closing.

3.       CLOSING(S) AND CLOSING DATE

         3.l The Closing for the Reorganization shall occur on February 29, 2000, and/or on such other date(s) as may be mutually agreed upon in writing by the parties hereto (each, a "Closing Date"). The Closing(s) shall be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104 or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of 10:00 a.m., local time on the Closing Date unless otherwise provided.

         3.2 The Acquiring Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund Assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

         3.3 Notwithstanding anything herein to the contrary, if on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of TMF, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Applicable Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.


4.       COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

         4.1 With respect to the Acquired Fund, TMF has called or will call a meeting of Acquired Fund shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Acquired Fund's liquidating distribution of Acquiring Fund Shares contemplated hereby, and for TMF to terminate the Acquired Fund's qualification, classification and registration if requisite approvals are obtained with respect to the Acquired Fund. TMF, on behalf of the Acquired Fund, shall prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with that meeting.

         4.2 TMF, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         4.3 TMF, on behalf of the Acquired Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Acquired Fund.

         4.4 Subject to the provisions hereof, TMF, on its own behalf and on behalf of the Acquiring Fund and the Acquired Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

         4.5 TMF, on behalf of the Acquired Fund, shall furnish to the Acquiring Fund on the Closing Date, a final statement of the total amount of the Acquired Fund's assets and liabilities as of the Closing Date.

         4.6 TMF, on behalf of the Acquiring Fund, has prepared and filed, or will prepare and file, with the Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "1933 Act"), relating to the Acquiring Fund Shares (the "Registration Statement"). TMF, on behalf of the Acquired Fund, has provided or will provide the Acquiring Fund with the Proxy Materials for inclusion in the Registration Statement, prepared in accordance with paragraph 4.1, and with such other information and documents relating to the Acquired Fund as are requested by the Acquiring Fund and as are reasonably necessary for the preparation of the Registration Statement.

         4.7 As soon after the Closing Date as is reasonably practicable, TMF, on behalf of the Acquired Fund: (a) shall prepare and file all federal and other tax returns and reports of the Acquired Fund required by law to be filed with respect to all periods ending on/or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date.

         4.8 Following the transfer of Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption of the Stated Liabilities of the Acquired Fund in exchange for Acquiring Fund Shares as contemplated herein, TMF will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts and other applicable requirements.

5.       REPRESENTATIONS AND WARRANTIES

         5.1 TMF, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

                  (a) TMF was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940 (the "1940 Act") and is validly existing under the laws of the Commonwealth of Massachusetts, and the Declaration of Trust directs the Trustees to manage the affairs of TMF and grants them all powers necessary or desirable to carry out such responsibility, including administering TMF's business as currently conducted by TMF and as described in the current prospectuses of TMF. TMF is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

                  (b) The Registration Statement, including the current prospectus and statement of additional information of the Acquiring Fund, conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (c) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by TMF for itself and on behalf of the Acquiring Fund does not and will not (i) violate TMF's Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument, to which TMF is a party or by which its properties or assets are bound;

                  (d) Except as previously disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to TMF's knowledge, threatened against TMF or its business, the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect TMF or the Acquiring Fund's financial condition or the conduct of their business. TMF knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

                  (e) All issued and outstanding shares, including shares to be issued in connection with the Reorganization, of the Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and nonassessable, the shares of each class of the Acquiring Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder, and the Acquiring Fund does not have outstanding any option, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

                  (f) The execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of TMF, the Trustees and the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of TMF and the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

                  (g) On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by TMF with respect to the Acquiring Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

                  (h) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Massachusetts law for the execution of this Agreement by TMF, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by The Montgomery Funds for itself and on behalf of the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date;

                  (i) The Statement of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of the Acquiring Fund as of and for the year ended June 30, 1999, audited by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to the Acquired Fund) fairly present, in all material respects, the Acquiring Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such dates there were no liabilities of the Acquiring Fund (contingent or otherwise) known to TMF that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

                  (j) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business; or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquired Fund, prior to the Closing Date (for the purposes of this subparagraph (j), neither a decline in the Acquiring Fund's net asset value per share nor a decrease in the Acquiring Fund's size due to redemptions shall be deemed to constitute a material adverse change);

                  (k) For each full and partial taxable year from its inception through the Closing Date, the Acquiring Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status; and

                  (1) All federal and other tax returns and reports of TMF and the Acquiring Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by TMF or the Acquiring Fund shall have been paid so far as due, and to the best of TMF's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

         5.2 TMF, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

                  (a) TMF was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the Commonwealth of Massachusetts, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of TMF and grants them all powers necessary or desirable to carry out such responsibility, including administering TMF's business as currently conducted by TMF and as described in the current prospectuses of TMF. TMF is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

                  (b) All of the issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration or notice requirements of the 1933 Act and state securities laws; all issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

                  (c) The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement by TMF for itself and on behalf of the Acquired Fund does not and will not (i) violate TMF's Agreement and Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which TMF is a party or by its properties or assets are bound;

                  (d) Except as previously disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to TMF's knowledge, threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of its business, TMF knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

                  (e) The Statement of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of the Acquired Fund as of and for the period ended June 30, 1999, audited by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to the Acquiring Fund) fairly present, in all material respects, the Acquired Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Acquired Fund (contingent or otherwise) known to TMF that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

                  (f) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date (for the purposes of this subparagraph (f), neither a decline in the Acquired Fund's net asset value per share nor a decrease in the Acquired Fund's size due to redemptions shall be deemed to constitute a material adverse change);

                  (g) All federal and other tax returns and reports of TMF and the Acquired Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by TMF or the Acquired Fund shall have been paid so far as due, and to the best of TMF's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

                  (h) For each full and partial taxable year from its inception through the Closing Date, the Acquired Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

                  (i) At the Closing Date, the Acquired Fund will have good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Fund Assets hereunder, and upon delivery and payment for such Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

                  (j) The execution, delivery and performance of this Agreement on behalf of the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of TMF, the Trustees and the Acquired Fund, and this Agreement will constitute a valid and binding obligation of TMF and the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

                  (k) From the effective date of the Registration Statement, through the time of the meeting of the Acquired Fund Investors, and on the Closing Date, the Proxy Materials (exclusive of the portions of the Acquiring Fund's Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by TMF with respect to the Acquiring Fund): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by TMF, on behalf of the Acquired Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

                  (1) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by TMF, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by TMF for itself and on behalf of the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

         The obligations of TMF to consummate the Reorganization with respect to the Acquired Fund shall be subject to the performance by TMF, for itself and on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Acquiring Fund:

         6.1 All representations and warranties of TMF with respect to the Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         6.2 TMF, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund at the Closing a certificate executed on behalf of the Acquiring Fund by TMF's President, Vice President, Assistant Vice President, Secretary or Assistant Secretary in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of TMF with respect to the Acquiring Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.

         6.3 Unless waived by the Acquired Fund, the Acquired Fund shall have received at the Closing a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to TMF, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, substantially to the effect that:

                  (a) TMF is a duly registered,  open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect; (b) the Acquiring Fund is a separate portfolio of TMF, which is a business trust duly created pursuant to its Agreement and Declaration of Trust, is legally existing and in good standing under the laws of the Commonwealth of Massachusetts, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of TMF and grants them all powers necessary or desirable to carry out such responsibility, including administering TMF's business as described in the current prospectuses of TMF; (c) this Agreement has been duly authorized, executed and delivered by TMF on behalf of TMF and the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquired Fund, is a valid and binding obligation of TMF, enforceable against TMF in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles; (d) the Acquiring Fund Shares to be issued to the Acquired Fund and then distributed to the Acquired Fund Investors pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-
         assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (e) the Registration Statement has become effective with the SEC and, to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened; (f) no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date; and (g) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to TMF or the Acquiring Fund or any of their properties or assets and neither TMF nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business.

         6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts described in the prospectus of the Acquiring Fund delivered to the Acquired Fund pursuant to paragraph 4.1 and in the Proxy Materials.

         6.5 With respect to the Acquiring Fund, the Board of Trustees of TMF shall have determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

         The obligations of TMF to consummate the Reorganization with respect to the Acquiring Fund shall be subject to the performance by TMF of all the obligations to be performed by it hereunder, with respect to the Acquired Fund, on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of TMF with respect to the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         7.2 TMF, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund, by TMF's President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of TMF with respect to the Acquired Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as the Acquiring Fund shall reasonably request.

         7.3 Unless waived by the Acquiring Fund, the Acquiring Fund shall have received at the Closing a favorable opinion from Paul, Hastings, Janofsky & Walker LLP, counsel to TMF, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, substantially to the effect that:

                  (a) TMF is a duly registered,  open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect; (b) the Acquired Fund is a separate portfolio of TMF, which is a business trust duly created pursuant to its Agreement and Declaration of Trust, is validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of TMF and grants them all powers necessary or desirable to carry out such responsibility, including administering TMF's business as described in the current prospectuses of TMF; (c) this Agreement has been duly authorized, executed and delivered by TMF on behalf of TMF and the Acquired Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquiring Fund, is a valid and binding obligation of TMF, enforceable against TMF in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles; (d) no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and (e) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to TMF or the Acquired Fund or any of their properties or assets and neither TMF nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely effects its business.

         7.4 With respect to the Acquired Fund, the Board of Trustees of TMF shall have determined that the Reorganization is in the best interests of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         The obligations of the Acquiring Fund and of the Acquired Fund herein are each subject to the further conditions that on or before the Closing Date with respect to the Acquiring Fund and the Acquired Fund:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of TMF's Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

         8.3 All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by TMF, on behalf of the Acquiring Fund or the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

         8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund's shareholders substantially all of the Acquired Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryover).

         8.6 The Montgomery Funds shall have received the opinion of Paul, Hastings, Janofsky & Walker LLP addressed to both the Acquiring Fund and the Acquired Fund (and based on customary representation certificates from TMF, the Acquiring Fund and the Acquired Fund) substantially to the effect that, for federal income tax purposes:

                  (a) the transfer by the Acquired Fund of the Fund Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Acquired Fund each are a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities; (c) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Fund Assets to the Acquiring Fund and the assumption by the Acquiring Fund of the Stated Liabilities in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund; (d) no gain or loss will be recognized by the Acquired Fund Investors upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares;
         (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Acquired Fund Investors pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Investors will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.


Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.6.


9.       EXPENSES

         9.1 Except as may be otherwise provided herein, each of the Acquired Fund and the Acquiring Fund shall be liable for its respective expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. The expenses payable by the Acquired Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Fund referred to in paragraph 4.1 hereof; (iii) all fees and expenses related to the liquidation of the Acquired Fund; (iv) fees and expenses of the Acquired Fund's custodian and transfer agent(s) incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquired Fund's portfolio on the Applicable Valuation Date. Montgomery Asset Management, LLC, has agreed to reimburse the Acquired Fund for the expenses listed in items (i), (ii), (iii) (iv) and (v) above. The expenses payable by the Acquiring Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the Reorganization; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) any fees and expenses of the Acquiring Fund's custodian and transfer agent(s) incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquiring Fund's portfolio on the Applicable Valuation Date. Montgomery Asset Management, LLC, has agreed to reimburse the Acquiring Fund for the expenses listed in items (i), (ii), (iii), (iv) and (v) above.


10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.


11.      TERMINATION

         11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by the mutual written consent of the Acquiring Fund and the Acquired Fund.


12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of TMF, acting on behalf of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be to the Acquired Fund Investors under this Agreement to the detriment of such Acquired Fund Investors, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investors' further approval except that nothing in this paragraph 12 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

For TMF, on behalf of itself and the Acquiring Fund and/or Acquired Fund:

The Montgomery Funds
101 California Street
San Francisco, California 94111
Attention:
            _________________

            _________________

         With a copy to:

                  David A. Hearth, Esq.
                  Paul, Hastings, Janofsky & Walker LLP
                  345 California St., 29th Floor
                  San Francisco, California 94104


14.      HEADINGS;  COUNTERPARTS;   GOVERNING LAW;  ASSIGNMENT;
         LIMITATION OF LIABILITY

         14.1 The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms "hereto", "hereunder", "herein" or "hereof" are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.



IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.


The Montgomery Funds,
for itself and on behalf of
the Montgomery International Growth Fund


By:       /s/ Dulce Daclison
          ------------------
          Dulce Daclison
          Assistant Vice President


The Montgomery Funds,
for itself and on behalf of
the Montgomery International Small Cap
Fund


By:       /s/ Dulce Daclison
          ------------------
          Dulce Daclison
          Assistant Vice President

                    -----------------------------------------

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                            FOR THE REORGANIZATION OF

                     MONTGOMERY INTERNATIONAL SMALL CAP FUND

                                      INTO

                      MONTGOMERY INTERNATIONAL GROWTH FUND

                    -----------------------------------------

                              THE MONTGOMERY FUNDS

                         ------------------------------

                              101 California Street
                         San Francisco, California 94111
                                 1-800-572-FUND

                 -----------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 20, 2000
                     FOR REGISTRATION STATEMENT ON FORM N-14



                  This  Statement of Additional  Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus dated January 20, 2000, which has been filed by The Montgomery Funds (the "Trust") in connection with a Special Meeting of Shareholders of the Montgomery International Small Cap Fund (the "International Small Cap Fund") of the Trust that has been called to vote on an Agreement and Plan of
Reorganization (and the transactions contemplated thereby). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing The Montgomery Funds at the address indicated above or by calling toll-free
(800) 572-FUND [3863].


                  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.


                  Further information about the Trust, the International Small Cap Fund, and the Montgomery International Growth Fund (the "International Growth Fund") (collectively, the "Funds") is contained in the Funds' Combined Prospectus (including other Montgomery Funds) dated October 31, 1999, and the Annual Report for the Funds (including other Montgomery Funds) for the fiscal year ended June 30, 1999. The Funds' Statement of Additional Information (including other Montgomery Funds), dated October 31, 1999, is incorporated by reference in this Statement of Additional Information and is available without charge by calling the Montgomery Funds toll-free at (800) 572-FUND [3863].


                  Pro-forma financial  statements are attached hereto as Exhibit
A.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
General Information ........................................................ B-3
Exhibit A .................................................................. B-4

                               GENERAL INFORMATION

                  The shareholders of the International Small Cap Fund are being asked to approve a form of Agreement and Plan of Reorganization (the "Plan") combining the International Small Cap Fund into the International Growth Fund (and the transactions contemplated thereby). The Plan contemplates the transfer of all of the assets and liabilities of the International Small Cap Fund as of the Effective Date to the International Growth Fund, and the assumption by the International Growth Fund of the liabilities of the International Small Cap Fund, in exchange for Class R and Class P shares of the International Growth
Fund. Immediately after the Effective Date, the International Small Cap Fund will distribute to its Class R and Class P shareholders of record as of the close of business on the Effective Date the Class R and Class P shares of the International Growth Fund received. The shares of the International Growth Fund that will be issued for distribution to the International Small Cap Fund's shareholders will have an aggregate net asset value equal to the aggregate net asset value of the shares of the International Small Cap Fund held as of the Closing Date. The Trust will then take all necessary steps to terminate the qualification, registration and classification of the International Small Cap Fund. All issued and outstanding shares of the International Small Cap Fund will be canceled on the International Small Cap Fund's books. Shares of the International Growth Fund will be represented only by book entries; no share certificates will be issued.

                  A Special Meeting of the International Small Cap Fund's shareholders to consider the transaction will be held at the offices of the Trust, 101 California Street, 35th Floor, San Francisco, California 94111 on February 29, 2000 at 10 a.m., local time.

                  For  further  information  about  the  transaction,   see  the
Combined Proxy Statement and Prospectus. For further information about the Trust, the International Small Cap Fund and the International Growth Fund, see the Funds' Combined Statement of Additional Information, dated October 31, 1999, which is available without charge by calling the Trust at (800) 572-FUND [3863].

                                    Exhibit A
                         Pro Forma Financial Statements

                      Montgomery International Growth Fund

                                       and

                     Montgomery International Small Cap Fund



               Proforma Combining Financial Statements (Unaudited)

The accompanying unaudited proforma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of June 30, 1999 and the unaudited proforma combining statements of operations of Montgomery International Growth Fund as if the combination with Montgomery International Small Cap Fund has been consummated at July 1, 1998. These historical statements have been derived from Montgomery International Growth Fund's and Montgomery International Small Cap Fund's audited financial statements June 30, 1999, and for the year then ended.

The proforma statements give effect to the proposed transfer of all assets of Montgomery International Small Cap Fund to Montgomery International Growth Fund in exchange for the assumption by Montgomery International Growth Fund of all of the liabilities of Montgomery International Small Cap Fund and for a number of International Growth Fund's shares equal in value to the value of the net assets of Montgomery International Small Cap Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Montgomery International Growth Fund for pre-combining periods will not be restated. The proforma statements of assets and liabilities and of operations do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization, Montgomery Asset Management, LLC has agreed to reimburse the funds for expenses incurred in connection with the reorganization.

The unaudited proforma combining statements should be read in conjunction with the separate financial statements of Montgomery International Growth Fund and Montgomery International Small Cap Fund incorporated by reference in this statement of additional information.

                      Montgomery International Growth Fund

                                       and

                     Montgomery International Small Cap Fund



          Notes to Proforma Combining Financial Statements (Unaudited)

                                  June 30, 1999


The proforma financial statements do not include trading activity for trade date June 30, 1999. The proforma adjustments to these proforma financial statements are comprised of the following:

(A) Issuance of Montgomery International Growth Fund shares to the holders of shares of Montgomery International Small Cap Fund.

(B) Elimination and reduction of duplicative expenses as a result of the merger.

International Small Cap/International Growth Fund Merged Portfolios
June 30, 1999

------------------------------------------------------------------------------------------------------------
SHARES                             SECURITY DESCRIPTION                      COST            MARKET VALUE
------------------------------------------------------------------------------------------------------------

Australia                     3.7%
                    563,034        ANZ BankingCorp                                3,671,542       4,124,379
                  2,517,300        Cable & Wireless Optus                         4,955,697       5,710,083
                                                                            --------------------------------
                                                                                  8,627,239       9,834,462
                                                                            --------------------------------
Austria                       2.0%
                     84,400        Bank Austria                                   5,043,856       4,444,509
                      5,910        Evn AG                                           840,903         865,316
                                                                            --------------------------------
                                                                                  5,884,758       5,309,825
                                                                            --------------------------------
Belgium                       3.4%
                     64,500        Global Telesystems Group                       4,056,382       5,222,484
                     69,400        Union Miniere                                  2,774,369       2,866,359
                    111,500        Virgin Express ADR                               828,372       1,027,891
                                                                            --------------------------------
                                                                                  7,659,123       9,116,734
                                                                            --------------------------------
Canada                        0.8%
                     30,600        AT&T Canada Inc.                                 864,515       1,955,531
                     51,640        Photochannel Networks AKA-Inmedia                104,003          26,624
                    215,706        Photochannel/InmediaRestrict                     126,595         111,211
                                                                            --------------------------------
                                                                                  1,095,113       2,093,367
                                                                            --------------------------------
China/Hong Kong               2.0%
                    202,000        Dah Sing Financial                               613,655         769,382
                    984,000        Esprit Holdings                                  408,576         665,868
                    107,200        HSBC Holdings                                  3,609,556       3,799,733
                                                                            --------------------------------
                                                                                  4,631,788       5,234,983
                                                                            --------------------------------
Finland                       2.8%
                     82,900        Helsinki Telecom                               3,499,628       3,937,527
                     40,180        Nokia                                          2,296,536       3,526,468
                                                                            --------------------------------
                                                                                  5,796,163       7,463,995
                                                                            --------------------------------
France                       15.7%
                    189,800        Alstom SA ADR                                  5,783,605       5,978,547
                     40,400        Banco Nationale de Paris                       3,387,191       3,370,574
                     78,740        BIC                                            4,133,862       4,158,648
                     31,220        Cap Gemini                                     4,981,726       4,912,799
                     38,440        Coflexip                                       3,150,451       3,304,295
                      9,800        Etam Developement                                604,522         434,105
                      8,220        Groupe Danone                                  2,284,860       2,121,890
                     22,230        LaFarge                                        2,181,759       2,116,321
                     94,690        Lagardere                                      3,278,924       3,529,575
                     51,400        Total Francaise Petroles SA                    5,447,982       6,639,442
                     68,911        Vivendi  (Generale des Eaux)                   5,386,966       5,589,151
                                                                            --------------------------------
                                                                                 40,621,848      42,155,347
                                                                            --------------------------------
Germany                       6.8%
                     18,250        Fielmann Preferred                               765,331         676,501
                        615        Hugo Boss (local)                                980,077         739,161
                     29,920        MannesmannAG                                   3,545,027       4,470,347
                     23,500        Moebel Walther AG                                819,798         359,121
                      1,610        Porsche AGPfd                                  3,899,472       3,790,285
                     24,020        PrimaCom AG                                    1,017,633       1,091,282
                     86,990        Veba AG                                        5,119,164       5,119,827
                     38,190        Vossloh AG                                       805,949         867,528
                        400        Wella AG Prf.                                    300,945         291,179
                     39,330        Winkler & Duennebier                           1,422,911         852,814
                                                                            --------------------------------
                                                                                 18,676,307      18,258,046
                                                                            --------------------------------
Greece                        0.2%
                     21,700        Stet HellasTelecom                               684,830         485,538
                                                                            --------------------------------
                                                                                    684,830         485,538
                                                                            --------------------------------
Ireland                       1.3%
                    277,719        Anglo IrishBank (EUR)                            694,065         685,353
                     31,400        Esat Telecom Group                             1,086,312       1,373,750
                     59,633        Irish Life& Permanent PLC.                       924,603         631,134


                     12,900        Ryanair Holdings ADR                             604,109         682,088
                                                                            --------------------------------
                                                                                  3,309,089       3,372,325
                                                                            --------------------------------
Israel                        0.1%
                     39,000        Paradigm GeophysicalLtd.                         273,000         262,031
                                                                            --------------------------------
                                                                                    273,000         262,031
                                                                            --------------------------------
Italy                         0.7%
                     97,200        Banca Lombarda SPA                             1,334,280       1,197,040
                    170,900        Monte Dei Paschi diSiena                         679,382         752,437
                                                                            --------------------------------
                                                                                  2,013,662       1,949,477
                                                                            --------------------------------
Japan                        14.5%
                     28,300        Aiwa                                             768,400         936,543
                    518,000        Fuji HeavyIndustries                           3,333,762       4,002,747
                    491,000        Hitachi Ltd.                                   4,101,287       4,610,615
                        392        Japan Tobacco Inc.                             3,799,603       4,345,826
                        543        JR East                                        3,196,464       2,920,079
                    161,000        Kao Corp                                       3,337,627       4,528,833
                    406,000        Kirin Brewery Co.                              4,464,047       4,870,522
                  1,051,000        Nissan Motor Co.                               4,682,173       5,025,879
                     34,500        Shimano Inc.                                     842,173         817,759
                     42,000        Sony Corp                                      4,218,255       4,534,624
                    326,000        Sumitomo Rubber Industries                     2,295,183       2,308,728
                                                                            --------------------------------
                                                                                 35,038,974      38,902,155
                                                                            --------------------------------
Netherlands                   8.0%
                     11,281        Benckiser NV B                                   614,508         602,794
                     45,800        Equant NV(NY Reg.)                             3,394,855       4,310,925
                     73,300        Int'l Nederlanden Groep                        4,280,442       3,973,511
                     94,519        Koninklijk                                     4,285,438       4,440,600
                     35,464        Ordina Beheer                                    742,358       1,025,314
                     51,200        United Pan-EuropeanCommun.                     2,209,315       2,780,781
                    164,761        Vendex KBBNV                                   4,094,051       4,406,211
                                                                            --------------------------------
                                                                                 19,620,966      21,540,137
                                                                            --------------------------------
New Zealand                   0.3%
                    375,500        Air New Zealand Ltd.B                            564,506         776,305
                                                                            --------------------------------
                                                                                    564,506         776,305
                                                                            --------------------------------
Norway                        0.5%
                    148,400        ChristianiaBank                                  589,902         534,078
                     92,100        Selmer AS                                        658,433         781,799
                                                                            --------------------------------
                                                                                  1,248,336       1,315,877
                                                                            --------------------------------
Portugal                      1.1%
                     22,600        Telecel-Comunicacaoes Pess. SA                 2,536,189       2,916,954
                                                                            --------------------------------
                                                                                  2,536,189       2,916,954
                                                                            --------------------------------
Singapore                     0.3%
                    190,200        Natsteel ElectronicsLTD                          497,935         832,373
                                                                            --------------------------------
                                                                                    497,935         832,373
                                                                            --------------------------------
Spain                         5.6%
                     76,403        TelefonicaSA                                   3,450,542       3,684,948
                    150,380        ArgentariaSA                                   3,633,670       3,430,022
                     35,265        Azkoyen SA                                       640,240         910,322
                     16,400        Banco Pastor                                   1,016,054         837,377
                    444,600        Banco Santander Central Hisp                   4,790,159       4,636,625
                     39,650        Baron De Ley                                     851,323       1,367,416
                                                                            --------------------------------
                                                                                 14,381,989      14,866,712
                                                                            --------------------------------
Sweden                        1.8%
                    133,200        Enator Shar                                    3,749,129       4,004,095
                     82,600        Scandic Hotels AB                                804,792         882,666
                                                                            --------------------------------
                                                                                  4,553,921       4,886,761
                                                                            --------------------------------
Switzerland                   3.2%
                      1,628        Baer (Julius) Holdings AG-B                    4,895,362       4,647,831
                     10,455        Swisscom AG                                    3,480,676       3,941,596
                                                                            --------------------------------
                                                                                  8,376,037       8,589,428
                                                                            --------------------------------
United Kingdom               21.9%
                    198,000        Abbey National                                 4,179,787       3,723,032
                    272,500        Alliance and Leicester                         4,039,855       3,679,557
                    128,600        Barclays                                       4,006,478       3,746,823


                    635,900        British Airways                                5,026,264       4,398,592
                    340,000        BRITISH AMERICAN TOBACCO PLC                   3,373,348       3,201,906
                     11,300        Colt Telecom Group PLC ADR                       602,683         971,447
                    389,100        Diageo                                         4,448,972       4,093,948
                    677,300        EnterpriseOil PLC                              4,466,264       4,385,807
                    112,703        Glaxo Wellcome PLC                             3,551,329       3,132,540
                    270,000        Great Universal                                3,186,591       2,985,637
                    149,674        Henlys Group                                   1,092,586       1,402,452
                    150,900        Jarvis PLC                                     1,396,956         710,541
                    151,000        Lloyd TSB Group PLC                            2,254,635       2,055,621
                     39,850        National Express PLC                             639,969         636,471
                    374,254        Orange PLC                                     4,680,785       5,481,553
                    246,648        Railtrack Group PLC                            5,838,003       5,046,297
                    900,000        Scoot.com                                        513,145         532,389
                    352,700        Scottish &Southern                             3,457,542       3,621,944
                    842,500        SomerfieldPLC                                  5,625,151       3,953,777
                    163,800        Wickes PLC                                       627,296         992,203
                                                                            --------------------------------
                                                                                 63,007,637      58,752,536
                                                                            --------------------------------

                                                                            --------------------------------
TOTAL SECURITIES             96.7%                                            $ 249,099,409   $ 258,915,366
                                                                            --------------------------------

REPURCHASE AGREEMENT
                                   Agreement  with  Prudential  Securities,
                                   5.1% dated 6/30/99, to be repurchased at
                                   $7,391,033 on 7/1/99,  collateralized by
                                   $7,537,812    market   value   of   U.S.
                                   government      and      mortgage-backed
                                   securities,  having  various  maturities
                  7,390,000        and interest rates.                        $   7,390,000   $   7,390,000
                                                                            --------------------------------

                                                                            --------------------------------
TOTAL INVESTMENTS            99.5%                                            $ 256,489,409   $ 266,305,366
                                                                            --------------------------------

OTHER ASSETS AND LIABILITIES (NET)                                                              $ 1,390,353

                                                                                            ----------------
NET ASSETS - 100%           100.0%                                                            $ 267,695,719
                                                                                            ================

Montgomery International Growth Fund
Pro Forma Statement of Operations
Year Ended June 30, 1999 (Unaudited)

                                                                                International    Pro              Pro
                                                                International      Small        Forma            Forma
                                                                    Growth          Cap        Adjustments      Combined

Investment Income:
 Interest                                                            $ 740,254      211,313                        951,567
Dividends                                                            2,935,033      637,703                      3,572,736
Securities lending income                                              127,398       57,818                        185,216
                                                               ------------------------------------------------------------
Total Income                                                         3,802,685      906,834           --         4,709,519
                                                               ------------------------------------------------------------

Expenses:
Management fee                                                     $ 2,215,164      855,638     (126,150) (B)    2,944,652
Transfer agency                                                        385,720       91,489                        477,209
Custodian fee                                                          132,926       69,445                        202,371
Administration fee                                                     128,893       32,122                        161,015
Share marketing plan fee                                                 2,122          109                          2,231
Legal and audit                                                         50,697       39,719      (30,000) (B)       60,416
Accounting expenses                                                    110,827       24,362                        135,189
Printing fees                                                           90,021       11,545                        101,566
Trustees' fees                                                           6,229        5,560                         11,789
Registration fees                                                       42,788       31,801                         74,589
Amortization of organization expenses                                    1,953        1,483                          3,436
Interest expense                                                        12,551        2,994                         15,545
Other                                                                   33,287        8,439       (8,000) (B)       33,726
                                                               ------------------------------------------------------------
Total Expenses                                                       3,213,178    1,174,706     (164,150)        4,223,734
Fees deferred by manager                                              (160,139)    (299,803)     251,152          (208,790)
                                                               ------------------------------------------------------------
Net Expenses                                                         3,053,039      874,903       87,002         4,014,944
                                                               ------------------------------------------------------------
Net Investment Income/(Loss)                                           749,646       31,931      (87,002)          694,575
                                                               ------------------------------------------------------------

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from:
   Securities transactions                                           7,059,105     (159,760)          --         6,899,345
   Futures contracts                                                         -            -           --                 -
   Foreign currency transactions and other assets                   (1,246,001)    (204,823)          --        (1,450,824)
                                                               ------------------------------------------------------------
Net Realized Gain/(Loss) on Investments                              5,813,104     (364,583)          --         5,448,521
                                                               ------------------------------------------------------------

Net Change in unrealized appreciation/(depreciation) of:
   Securities                                                       (1,642,974)  (1,935,788)          --        (3,578,762)
   Forward foreign-currency exchange contracts                        (286,275)         237                       (286,038)
   Futures contracts                                                         -            -           --                 -
   Foreign currency transactions and other assets                        8,294        6,343                         14,637
                                                               ------------------------------------------------------------
Net Unrealized Appreciation of Investments                          (1,920,955)  (1,929,208)          --        (3,850,163)
                                                               ------------------------------------------------------------

Net Realized and Unrealized Gain on Investments                      3,892,149   (2,293,791)          --         1,598,358
                                                               ------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations               $ 4,641,795  $(2,261,860)                   $ 2,379,935
                                                               ------------------------------------------------------------

                    -----------------------------------------


                                     PART C

                              THE MONTGOMERY FUNDS
                                OTHER INFORMATION

                    -----------------------------------------

                              THE MONTGOMERY FUNDS
                         -------------------------------

                                    FORM N-14
                         -------------------------------

                                     PART C

                         -------------------------------



ITEM 15. INDEMNIFICATION

         Article VII, Section 3 of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

         Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustee, officers, and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issues.


ITEM 16           EXHIBITS

                  (1) Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No.61 to Registration Statement N-1A (the "Registration Statement"), as filed with the Commission on October 29, 1998 ("Post-Effective Amendment No. 61") under File Nos. 33-34841 and 811-6011.

                  (2) Amended and Restated By-Laws are incorporated by reference to Post-Effective Amendment No. 61.

                  (3)      Voting Trust Agreement - Not applicable.

                  (4) Form of Agreement and Plan of Reorganization is included in Part A.

                  (5)      Specimen Share Certificate - Not applicable.

                  (6) Investment Advisory Contracts--Form of Investment Management Agreement is incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement as filed with the Commission on July 31, 1997 ("Post-Effective Amendment No. 52").

                  (7)(A) Form of Underwriting Agreement is incorporated by reference to Post-Effective Amendment No. 52.

                  (7)(B)   Form of Selling Group Agreement - No applicable.

                  (8)      Benefit Plan(s) - Not applicable.

                  (9) Custody Agreement is incorporated by reference to Post-Effective Amendment No. 61.

                  (10) Form of Shareholder Services Plan is incorporated by reference to Post-Effective Amendment No. 61.

                  (11)     Consent  and  Opinion of Counsel  as to  legality  of
                           shares Plan is incorporated by reference to Post-Effective Amendment No. 69 as filed with the Commission on October 29, 1999.

                  (12) Opinion and Consent as to Tax Matters - Filed herewith.

                  (13)(A)  Form  of   Administrative   Services   Agreement   is
                           incorporated by
                               reference to Post-Effective Amendment No. 52.

                  (13)(B)  18f-3 Plan - Form of Amended  and  Restated  Multiple
                           Class   Plan  is   incorporated   by   reference   to
                           Post-Effective Amendment No. 61.

                  (14)     Independent Auditors' Consent - Filed herewith.

                  (15)     Not Applicable.

                  (16) Power of Attorney is incorporated by reference to the initial filing of Form N-14 filed with the Commission on November 24, 1999.

                  (17)     Not Applicable.

ITEM 17. UNDERTAKINGS.

                  (1) Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable.

                  (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

                  As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of San Francisco and State of California, on the 19th day of January, 2000.


                                      THE MONTGOMERY FUNDS



                                      George A. Rio*
--------------------------------------------------------------------------------
                                      George A. Rio
                                      President and Principal Executive Officer;
                                      Treasurer and Principal Financial and
                                      Accounting Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:.

SIGNATURE                             TITLE                              DATE
---------                             -----                              ----
George A. Rio*                        President and                      January 19, 2000
--------------                        Principal Executive Officer;
George A. Rio                         Treasurer and Principal
                                      Financial and Accounting Officer




R. Stephen Doyle*                     Chairman of the                    January 19, 2000
-----------------                     Board of Trustees
R. Stephen Doyle



Andrew Cox.*                          Trustee                            January 19, 2000
------------
Andrew Cox



Cecilia H. Herbert*                   Trustee                            January 19, 2000
-------------------
Cecilia H. Herbert



John A. Farnsworth*                   Trustee                            January 19, 2000
-------------------
John A. Farnsworth



*By: /s/ David A. Hearth
    ----------------------------------
    David A. Hearth, Attorney-in-Fact
    Pursuant to Power of Attorney
    Filed herewith

                                                          SEC File No. 333-91643


                              THE MONTGOMERY FUNDS

                                    FORM N-14

                                  EXHIBIT INDEX



Number         Exhibit
------         -------

12             Opinion and Consent  to  Tax matters - Paul, Hastings, Janofsky &
               Walker LLP

14             Independent Auditors' Consent - Pricewaterhouse Coopers LLP